EXHIBIT 10.3

THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144, OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

SUBJECT TO THE PROVISIONS OF SECTION 10 HEREOF, THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. CENTRAL TIME ON DECEMBER 31, 2015 (the “EXPIRATION DATE”).

Warrant No. 2012-__

NIGHTCULTURE INC.

WARRANT TO PURCHASE __________ SHARES OF
COMMON STOCK, $0.001 PAR VALUE

For VALUE RECEIVED, ______________ (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from NightCulture Inc., a Nevada corporation (“Company”), at any time not later than 5:00 P.M., Central time, on the Expiration Date (as defined above), at an exercise price per share equal to the Warrant Price (as defined below), __________ shares (“Warrant Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”).  The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

The “Warrant Price” shall mean, as of any time, fifty percent (50%) of the Market Price. For the purpose of this Warrant, “Market Price” shall mean for the Common Stock (or its successor security) (i) if the Common Stock is traded on a national securities exchange (an “Exchange”), the average closing sales price of the Common Stock on the Exchange on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. over the twenty (20) consecutive trading day period ending on the Conversion Date (the “Measurement Period”); (ii) if the Common Stock is not listed on an Exchange but is quoted for trading on the OTC Bulletin Board (the “OTCBB”), the average closing sale price of the Common Stock as so reported by the OTC Bulletin Board over the Measurement Period; and (iii) if the Common Stock is not then listed on an Exchange or quoted for trading on the OTCBB but are then reported in any of the OTC Markets published by OTC Markets Group Inc. (or a similar organization or agency succeeding to its functions of reporting prices)(the “OTC Market”), the average of the last accepted bid price per share of Common Stock as so reported over the Measurement Period.  If the Common Stock is listed or quoted on an Exchange and/or the OTCBB and/or the OTC Market during a portion, but not all, of the Measurement Period, the Market Price shall computed taking into account the days within the Measurement Period on which each of (i), (ii) and (iii) above, in that order of preference, applied. If the Common Stock is not listed for trading or eligible for quotation on any of the foregoing exchanges or public markets, then the Market Price of the Common Stock shall be determined in good faith by the Company’s board of directors.

Section 1.  Registration.  The Company shall maintain books for the transfer and registration of the Warrant.  Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

Section 2.  Transfers.  As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from such registration.  Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

Section 3.  Exercise of Warrant.  Subject to the provisions hereof, the Warrantholder may exercise this Warrant in whole or in part at any time prior to its expiration upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached hereto as Appendix A (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds for the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder).  The Warrantholder shall deliver the Exercise Agreement to the Company’s Chief Executive Officer by facsimile to 281-605-1333 and by Email to mike@nightculture.com.  The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered.  Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Warrantholder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised.  The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder.

If by the third business day following the date this Warrant is duly exercised in accordance the preceding paragraph in this Section 3(a), the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to this Section 3, and if after such date and prior to the receipt of such Warrant Shares, shares of Common Stock are purchased by or for the account of the Warrantholder to deliver in satisfaction of a sale by the Warrantholder of the Warrant Shares which the Warrantholder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Warrantholder the amount by which (x) the Warrantholder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Warrantholder in connection with such exercise by (B) the closing price of the Common Stock on the date the Exercise Form was delivered and (2) deliver to the Warrantholder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder; provided, however, that the obligations of the Company with respect to a Buy-In shall not apply where the Warrant Shares in question are subject to resale restrictions under the Securities Act.  The Warrantholder shall provide the Company written notice indicating the amounts payable to the Warrantholder in respect of the Buy-In.

If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.  As used herein, “business day” means a day, other than a Saturday or Sunday, on which banks in Houston, Texas are open for the general transaction of business.

Section 4.  Compliance with Securities Act.  The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

Section 5.  Payment of Taxes.  The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid.  The Warrantholder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

Section 6.  Mutilated or Missing Warrants.  In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

Section 7.  Reservation of Common Stock.  The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by this Warrant.  The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

Section 8.  Adjustments.  Subject and pursuant to the provisions of this Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(a)          If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock that is in excess of twenty percent (20%) of the then-issued and outstanding shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares that is in excess of twenty percent (20%) of the then-issued and outstanding shares of Common Stock or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event.  Such adjustments shall be made successively whenever any event listed above shall occur.  This Warrant shall not be adjusted for any stock dividend, distribution in shares of Common Stock or stock dividend that is equal to or less than twenty percent (20%) of the then-issued and outstanding Common Stock.

(b)          If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.  The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Warrantholder, at the last address of the Warrantholder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder may be entitled to purchase, and the other obligations under this Warrant.  The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

(c)          In case the Company shall make or issue a dividend or other distribution payable in securities (other than Common Stock), assets or evidence of indebtedness, then and in each such event provision shall be made so that the Investor shall receive upon exercise of this Warrant, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities, assets and/or evidence of indebtedness that they would have received had this Warrant been exercised into Common Stock on the date of such event and had they thereafter during the period from the date of such event to and including the Conversion Date, retained such securities receivable by them as aforesaid during such period giving effect to all adjustments called for during such period under this paragraph with respect to the rights of the Warrantholder.

(d)          If the Company repurchases or retires any of its issued and outstanding shares of Common Stock, the number of Warrant Shares purchasable under this Warrant shall be reduced, on a pro rata basis, to the extent of such reduction of the issued and outstanding shares of Common Stock.  No such adjustment to the Warrant Shares shall be made for the retirement or repurchase of any security that is exercisable for or convertible or exchangeable into shares of Common Stock.

(e)          Adjustments pursuant to this Section 8 shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

(f)           In the event that, as a result of an adjustment made pursuant to this Section 8, the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

Section 9.  Fractional Interest.  The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant.  If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrantholder an amount in cash equal to the Market Price of such fractional share of Common Stock on the date of exercise.

Section 10.  Benefits.  Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

Section 11.  Notices to Warrantholder.  Upon the happening of any event requiring an adjustment pursuant to Section 8, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjustment resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

Section 12.  Notices.  All notices, requests, demands and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth below or such other address or facsimile number as such party may hereafter specify by notice to the other parties listed below:

(a)	If to the Company:	NightCulture, Inc.
6400 Richmond Avenue
Houston, Texas 77057
		Attention:	Michael Long
		Telephone:	(832) 535-9070
		Facsimile:	(281) 605-1333

(b)	If to the Warrantholder: At the address shown on the signature page

Each such notice, request or other communication shall be effective (i) upon receipt (provided, however, that notices received on a Saturday, Sunday or legal holiday or after 5:00 p.m. on any other day will be deemed to have been received on the next business day), if given by legible facsimile transmission with proof from sender of confirmation of receipt, or (ii) upon receipt if delivered personally or by overnight courier, or (iii) 72 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid.

Section 13.  Registration Rights.   In conjunction with this Warrant, the Company and the initial Warrantholder have entered into a Registration Rights Agreement pursuant to which the Company has agreed to file, with the Securities and Exchange Commission, a registration statement registering the Warrant Shares.

Section 14.  Successors.  All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 15.  Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of Texas, without reference to the choice of law provisions thereof.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of Texas located in the County of Harris, State of Texas and the United States District Court for the Southern District of Texas for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

Section 16.  No Rights as Stockholder.  Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

Section 17.  Amendment; Waiver.  This Warrant is one of a series of Warrants of like tenor issued by the Company pursuant to the issuance of its Convertible Debentures Units and initially covering an aggregate of up to 25,000,000 shares of Common Stock (collectively, the “Company Warrants”).  Any term of this Warrant may be amended or waived (including the adjustment provisions included in Section 8 of this Warrant) upon the written consent of the Company and the Warrantholder.  A waiver or amendment of this Warrant shall not be an amendment or waiver to any of the other Company Warrants without the written consent of the holder(s) of such other Company Warrants.

Section 18.  Section Headings.  The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its duly authorized officer as of the date indicated below.

NightCulture, Inc.

Date: September 12, 2012	By:	/s/ Michael Long
	Name:	Michael Long
	Title:	President

Warrant No.	2012-
Warrant Shares:
Warrantholder:
Address:

Telephone:
Facsimile:

APPENDIX A
NIGHTCULTURE INC.
WARRANT EXERCISE FORM

To NightCulture Inc.:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

________________________________
Name
________________________________
Address
________________________________

________________________________
Federal Tax ID or Social Security No.

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated: ___________________, ____

Note: The signature must correspond with	Signature:______________________
the name of the Warrantholder as written
on the first page of the Warrant in every	______________________________
particular, without alteration or enlargement	Name (please print)
or any change whatever, unless the Warrant
has been assigned.	______________________________
______________________________
Address
______________________________
Federal Identification or
Social Security No.

Assignee:
______________________________
______________________________
______________________________